Contact:
Matthew S. Stadler
Executive Vice President
Chief Financial Officer
Cohen & Steers, Inc.
Tel (212) 446-9168

COHEN & STEERS REPORTS RESULTS FOR THE FOURTH QUARTER AND YEAR ENDED DECEMBER 31, 2023

Fourth Quarter	Full Year
•Diluted EPS of $0.60; $0.67 as adjusted •Operating margin of 31.8%; 34.7% as adjusted •Ending AUM of $83.1 billion; average AUM of $77.0 billion •Net outflows of $935 million	•Diluted EPS of $2.60; $2.84 as adjusted •Operating margin of 33.6%; 36.2% as adjusted •Average AUM of $79.9 billion •Net outflows of $2.0 billion

NEW YORK, NY, January 24, 2024—Cohen & Steers, Inc. (NYSE: CNS) today reported its results for the fourth quarter and year ended December 31, 2023.
Financial Highlights

(in thousands, except percentages and per share data)	Three Months Ended			Years Ended
	December 31, 2023	September 30, 2023	December 31, 2022	December 31, 2023	December 31, 2022
U.S. GAAP
Revenue	$119,188	$123,737	$125,335	$489,637	$566,906
Expenses	$81,322	$82,866	$78,563	$325,160	$350,968
Operating income	$37,866	$40,871	$46,772	$164,477	$215,938
Non-operating income (loss) (1)	$16,651	$(5,159)	$2,825	$15,774	$(19,041)
Net income attributable to common stockholders	$29,817	$32,140	$32,498	$129,049	$171,042
Diluted earnings per share	$0.60	$0.65	$0.66	$2.60	$3.47
Operating margin	31.8%	33.0%	37.3%	33.6%	38.1%

As Adjusted (2)
Net income attributable to common stockholders	$33,403	$34,772	$38,730	$140,511	$182,251
Diluted earnings per share	$0.67	$0.70	$0.79	$2.84	$3.70
Operating margin	34.7%	35.5%	40.5%	36.2%	43.0%
_________________________
(1)Includes amounts attributable to third-party interests in consolidated investment vehicles. Refer to non-operating income (loss) tables on page 3 for additional detail.
(2)Refer to pages 18-20 for reconciliations of U.S. GAAP to as adjusted results.

Revenue

(in thousands)	Three Months Ended
	December 31, 2023	September 30, 2023	$ Change	% Change
Investment advisory and administration fees
Open-end funds	$57,680	$60,239	$(2,559)	(4.2)%
Institutional accounts	30,925	31,845	$(920)	(2.9)%
Closed-end funds	23,428	24,142	$(714)	(3.0)%
Total	112,033	116,226	$(4,193)	(3.6)%
Distribution and service fees	6,647	7,014	$(367)	(5.2)%
Other	508	497	$11	2.2%
Total revenue	$119,188	$123,737	$(4,549)	(3.7)%

•The decrease in total investment advisory and administration fees from the third quarter of 2023 was primarily due to lower average assets under management across all three types of investment vehicles; and
•The decrease in distribution and service fees from the third quarter of 2023 was primarily due to lower average assets under management in U.S. open-end funds.
Expenses

(in thousands)	Three Months Ended
	December 31, 2023	September 30, 2023	$ Change	% Change
Employee compensation and benefits	$49,601	$52,830	$(3,229)	(6.1)%
Distribution and service fees	12,936	13,689	$(753)	(5.5)%
General and administrative	17,308	15,546	$1,762	11.3%
Depreciation and amortization	1,477	801	$676	84.4%
Total expenses	$81,322	$82,866	$(1,544)	(1.9)%

•Employee compensation and benefits decreased $3.2 million from the third quarter of 2023. Due to the full year decline in operating results, incentive compensation in the fourth quarter was reduced to reflect actual amounts expected to be paid;
•Distribution and service fees decreased from the third quarter of 2023, primarily due to lower average assets under management in U.S. open-end funds;
•General and administrative expenses increased $1.8 million from the third quarter of 2023. The third quarter included an adjustment of $1.4 million that reduced projected costs associated with the completed implementation of the company's new trade order management system to reflect the actual amount paid; and
•Depreciation and amortization increased from the third quarter of 2023. The company began depreciating fixed assets and leasehold improvements associated with its new corporate headquarters which became operational in December. This accounts for the majority of the incremental expense from the third quarter.
Operating Margin
Operating margin was 31.8% for the fourth quarter of 2023, compared with 33.0% for the third quarter of 2023. Operating margin represents the ratio of operating income to revenue.

Non-operating Income (Loss)

(in thousands)	Three Months Ended
	December 31, 2023
	Consolidated Investment Vehicles	Corporate Seed Investments	Corporate Other		Total
Interest and dividend income—net	$983	$943	$2,285		$4,211
Gain (loss) from investments—net	16,345	1,943	(3,989)	(1)	14,299
Foreign currency gain (loss)—net	(390)	(28)	(1,441)	(2)	(1,859)
Total non-operating income (loss)	16,938	2,858	(3,145)		16,651
Net (income) loss attributable to noncontrolling interests	(12,820)	—	—		(12,820)
Non-operating income (loss) attributable to the company	$4,118	$2,858	$(3,145)		$3,831
_________________________
(1)Comprised primarily of gain (loss) on derivative contracts, which are utilized to economically hedge a portion of the market risk of the company's seed investments included in both Consolidated Investment Vehicles and Corporate Seed Investments.
(2)Comprised primarily of net foreign currency exchange gain (loss) associated with U.S. dollar-denominated assets held by certain foreign subsidiaries.

(in thousands)	Three Months Ended
	September 30, 2023
	Consolidated Investment Vehicles	Corporate Seed Investments	Corporate Other		Total
Interest and dividend income—net	$705	$822	$2,236		$3,763
Gain (loss) from investments—net	(11,436)	(767)	2,147	(1)	(10,056)
Foreign currency gain (loss)—net	(119)	(19)	1,272	(2)	1,134
Total non-operating income (loss)	(10,850)	36	5,655		(5,159)
Net (income) loss attributable to noncontrolling interests	6,971	—	—		6,971
Non-operating income (loss) attributable to the company	$(3,879)	$36	$5,655		$1,812
_________________________
(1)Comprised primarily of gain (loss) on derivative contracts, which are utilized to economically hedge a portion of the market risk of the company's seed investments included in both Consolidated Investment Vehicles and Corporate Seed Investments.
(2)Comprised primarily of net foreign currency exchange gain (loss) associated with U.S. dollar-denominated assets held by certain foreign subsidiaries.

Income Taxes
A reconciliation of the company’s statutory federal income tax rate and the effective income tax rate is summarized in the following table:

	Three Months Ended
	December 31, 2023	September 30, 2023
U.S. statutory tax rate	21.0%	21.0%
State and local income taxes, net of federal benefit	3.4	3.1
Valuation allowance on corporate seed investments	1.9	(0.5)
Non-deductible executive compensation	1.5	1.5
Other	0.7	(0.4)
Effective income tax rate	28.5%	24.7%

Assets Under Management

(in millions)	As of		Change
By Investment Vehicle	December 31, 2023	September 30, 2023	$	%
Open-end funds	$37,032	$33,671	$3,361	10.0%
Institutional accounts	35,028	31,216	$3,812	12.2%
Closed-end funds	11,076	10,271	$805	7.8%
Total	$83,136	$75,158	$7,978	10.6%

By Investment Strategy
U.S. real estate	$38,550	$33,719	$4,831	14.3%
Preferred securities	18,164	17,561	$603	3.4%
Global/international real estate	15,789	14,103	$1,686	12.0%
Global listed infrastructure	8,356	7,582	$774	10.2%
Other	2,277	2,193	$84	3.8%
Total	$83,136	$75,158	$7,978	10.6%

Assets under management at December 31, 2023 were $83.1 billion, an increase of 10.6% from $75.2 billion at September 30, 2023. The increase was due to market appreciation of $9.6 billion, partially offset by net outflows of $935 million and distributions of $717 million.
Open-end Funds
Assets under management in open-end funds at December 31, 2023 were $37.0 billion, an increase of 10.0% from $33.7 billion at September 30, 2023. The increase was primarily due to the following:
•Net outflows of $291 million from U.S. real estate and $200 million from preferred securities;
•Market appreciation of $3.0 billion from U.S. real estate and $684 million from preferred securities; and
•Distributions of $197 million from U.S. real estate and $127 million from preferred securities. Of these distributions, $282 million was reinvested and included in net flows.
Institutional Accounts
Assets under management in institutional accounts at December 31, 2023 were $35.0 billion, an increase of 12.2% from $31.2 billion at September 30, 2023. The increase was primarily due to the following:
•Advisory:
◦Net outflows of $139 million from preferred securities and $21 million from global/international real estate, partially offset by net inflows of $134 million from U.S. real estate; and
◦Market appreciation of $1.0 billion from global/international real estate, $789 million from U.S. real estate and $324 million from global listed infrastructure.
•Japan subadvisory:
◦Net outflows of $144 million from U.S. real estate;
◦Market appreciation of $968 million from U.S. real estate and $315 million from global/international real estate; and
◦Distributions of $178 million from U.S. real estate.

•Subadvisory excluding Japan:
◦Net outflows of $320 million from global/international real estate, partially offset by net inflows of $131 million into U.S. real estate; and
◦Market appreciation of $402 million from global/international real estate and $192 million from U.S. real estate.
Closed-end Funds
Assets under management in closed-end funds at December 31, 2023 were $11.1 billion, an increase of 7.8% from $10.3 billion at September 30, 2023. The increase was primarily due to market appreciation of $963 million, partially offset by distributions of $154 million.

Investment Performance as of December 31, 2023
_________________________
(1)    Past performance is no guarantee of future results. Outperformance is determined by comparing the annualized investment performance of each investment strategy to the performance of specified reference benchmarks. Investment performance in excess of the performance of the benchmark is considered outperformance. The investment performance calculation of each investment strategy is based on all active accounts and investment models pursuing similar investment objectives. For accounts, actual investment performance is measured gross of fees and net of withholding taxes. For investment models, for which actual investment performance does not exist, the investment performance of a composite of accounts pursuing comparable investment objectives is used as a proxy for actual investment performance. The performance of the specified reference benchmark for each account and investment model is measured net of withholding taxes, where applicable. This is not investment advice and may not be construed as sales or marketing material for any financial product or service sponsored or provided by Cohen & Steers.
(2)    © 2024 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Morningstar calculates its ratings based on a risk-adjusted return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star. Past performance is no guarantee of future results. Based on independent rating by Morningstar, Inc. of investment performance of each Cohen & Steers-sponsored open-end U.S.-registered mutual fund for all share classes for the overall period at December 31, 2023. Overall Morningstar rating is a weighted average based on the 3-year, 5-year and 10-year Morningstar rating. Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages. This is not investment advice and may not be construed as sales or marketing material for any financial product or service sponsored or provided by Cohen & Steers.

Balance Sheet Information
As of December 31, 2023, cash, cash equivalents, U.S. Treasurys and liquid seed investments were $318.8 million, compared with $279.9 million as of September 30, 2023. As of December 31, 2023, stockholders' equity was $381.2 million, compared with $366.6 million as of September 30, 2023.

Conference Call Information
Cohen & Steers will host a conference call tomorrow, January 25, 2024, at 10:00 a.m. (ET) to discuss the company’s fourth quarter and full year results. Investors and analysts can access the live conference call by dialing 888-300-4150 (U.S.) or +1-646-970-1530 (international); passcode: 4855092. Participants should plan to register at least 10 minutes before the conference call begins. The accompanying presentation will be available on the company's website at www.cohenandsteers.com under “Company—Investor Relations—Earnings Archive.”
A replay of the call will be available for two weeks starting approximately two hours after the conference call concludes on January 25, 2024 and can be accessed at 800-770-2030 (U.S.) or +1-647-362-9199 (international); passcode: 4855092. Internet access to the webcast, which includes audio (listen-only), will be available on the company’s website at www.cohenandsteers.com under “Company—Investor Relations" under "Financials.” The webcast will be archived on the website for one month.
About Cohen & Steers
Cohen & Steers is a leading global investment manager specializing in real assets and alternative income, including real estate, preferred securities, infrastructure, resource equities, commodities, as well as multi-strategy solutions. Founded in 1986, the firm is headquartered in New York City, with offices in London, Dublin, Hong Kong, Tokyo and Singapore.
Forward-Looking Statements
This press release and other statements that Cohen & Steers may make may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect the company's current views with respect to, among other things, the company's operations and financial performance. You can identify these forward-looking statements by the use of words such as "outlook," "believes," "expects," "potential," "continues," "may," "will," "should," "seeks," "approximately," "predicts," "intends," "plans," "estimates," "anticipates" or the negative versions of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these forward-looking statements. The company believes that these factors include, but are not limited to, the risks described in the Risk Factors section of the company's Annual Report on Form 10-K for the year ended December 31, 2022 (the Form 10-K), which is accessible on the Securities and Exchange Commission's website at www.sec.gov and on the company's website at www.cohenandsteers.com. These factors are not exhaustive and should be read in conjunction with the other cautionary statements that are included in the company's Form 10-K and other filings with the Securities and Exchange Commission. The company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.
# # # #

Cohen & Steers, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations (Unaudited)
(in thousands, except per share data)

	Three Months Ended			% Change From
	December 31, 2023	September 30, 2023	December 31, 2022	September 30, 2023	December 31, 2022
Revenue:
Investment advisory and administration fees	$112,033	$116,226	$117,102
Distribution and service fees	6,647	7,014	7,662
Other	508	497	571
Total revenue	119,188	123,737	125,335	(3.7%)	(4.9%)
Expenses:
Employee compensation and benefits	49,601	52,830	48,562
Distribution and service fees	12,936	13,689	14,323
General and administrative	17,308	15,546	14,530
Depreciation and amortization	1,477	801	1,148
Total expenses	81,322	82,866	78,563	(1.9%)	3.5%
Operating income	37,866	40,871	46,772	(7.4%)	(19.0%)
Non-operating income (loss):
Interest and dividend income—net	4,211	3,763	2,492
Gain (loss) from investments—net	14,299	(10,056)	5,820
Foreign currency gain (loss)—net	(1,859)	1,134	(5,487)
Total non-operating income (loss)	16,651	(5,159)	2,825	*	*
Income before provision for income taxes	54,517	35,712	49,597	52.7%	9.9%
Provision for income taxes	11,880	10,543	12,715
Net income	42,637	25,169	36,882	69.4%	15.6%
Net (income) loss attributable to noncontrolling interests	(12,820)	6,971	(4,384)
Net income attributable to common stockholders	$29,817	$32,140	$32,498	(7.2%)	(8.2%)

Earnings per share attributable to common stockholders:
Basic	$0.60	$0.65	$0.67	(7.3%)	(9.2%)
Diluted	$0.60	$0.65	$0.66	(7.4%)	(9.0%)

Weighted average shares outstanding:
Basic	49,366	49,351	48,831
Diluted	49,725	49,617	49,328
_________________________ * Not meaningful.

Cohen & Steers, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations (Unaudited)
(in thousands, except per share data)

	Years Ended
	December 31, 2023	December 31, 2022	% Change
Revenue:
Investment advisory and administration fees	$459,411	$529,311
Distribution and service fees	28,200	35,093
Other	2,026	2,502
Total revenue	489,637	566,906	(13.6%)
Expenses:
Employee compensation and benefits	200,181	208,831
Distribution and service fees	54,170	82,928
General and administrative	66,704	54,826
Depreciation and amortization	4,105	4,383
Total expenses	325,160	350,968	(7.4%)
Operating income	164,477	215,938	(23.8%)
Non-operating income (loss):
Interest and dividend income—net	14,618	6,818
Gain (loss) from investments—net	4,291	(25,106)
Foreign currency gain (loss)—net	(3,135)	(753)
Total non-operating income (loss)	15,774	(19,041)	*
Income before provision for income taxes	180,251	196,897	(8.5%)
Provision for income taxes	43,642	47,411
Net income	136,609	149,486	(8.6%)
Net (income) loss attributable to noncontrolling interests	(7,560)	21,556
Net income attributable to common stockholders	$129,049	$171,042	(24.6%)

Earnings per share attributable to common stockholders:
Basic	$2.62	$3.51	(25.4%)
Diluted	$2.60	$3.47	(24.9%)

Weighted average shares outstanding:
Basic	49,308	48,781
Diluted	49,553	49,297
_________________________ * Not meaningful.

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Vehicle
(in millions)
	Three Months Ended			% Change From
	December 31, 2023	September 30, 2023	December 31, 2022	September 30, 2023	December 31, 2022
Open-end Funds
Assets under management, beginning of period	$33,671	$36,209	$37,346
Inflows	3,269	2,412	4,175
Outflows	(3,773)	(2,772)	(5,181)
Net inflows (outflows)	(504)	(360)	(1,006)
Market appreciation (depreciation)	4,243	(1,916)	1,319
Distributions	(378)	(262)	(756)
Total increase (decrease)	3,361	(2,538)	(443)
Assets under management, end of period	$37,032	$33,671	$36,903	10.0%	0.3%
Percentage of total assets under management	44.5%	44.8%	45.9%
Average assets under management	$34,410	$35,878	$37,311	(4.1%)	(7.8%)

Institutional Accounts
Assets under management, beginning of period	$31,216	$33,275	$30,867
Inflows	675	925	1,222
Outflows	(1,102)	(614)	(1,306)
Net inflows (outflows)	(427)	311	(84)
Market appreciation (depreciation)	4,424	(2,182)	1,827
Distributions	(185)	(188)	(237)
Total increase (decrease)	3,812	(2,059)	1,506
Assets under management, end of period	$35,028	$31,216	$32,373	12.2%	8.2%
Percentage of total assets under management	42.1%	41.5%	40.3%
Average assets under management	$32,102	$33,304	$32,032	(3.6%)	0.2%

Closed-end Funds
Assets under management, beginning of period	$10,271	$10,929	$10,985
Inflows	1	3	8
Outflows	(5)	(1)	—
Net inflows (outflows)	(4)	2	8
Market appreciation (depreciation)	963	(506)	399
Distributions	(154)	(154)	(243)
Total increase (decrease)	805	(658)	164
Assets under management, end of period	$11,076	$10,271	$11,149	7.8%	(0.7%)
Percentage of total assets under management	13.3%	13.7%	13.9%
Average assets under management	$10,476	$10,784	$11,168	(2.9%)	(6.2%)

Total
Assets under management, beginning of period	$75,158	$80,413	$79,198
Inflows	3,945	3,340	5,405
Outflows	(4,880)	(3,387)	(6,487)
Net inflows (outflows)	(935)	(47)	(1,082)
Market appreciation (depreciation)	9,630	(4,604)	3,545
Distributions	(717)	(604)	(1,236)
Total increase (decrease)	7,978	(5,255)	1,227
Assets under management, end of period	$83,136	$75,158	$80,425	10.6%	3.4%
Average assets under management	$76,988	$79,966	$80,511	(3.7%)	(4.4%)

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Vehicle
(in millions)
	Years Ended
	December 31, 2023	December 31, 2022	% Change
Open-end Funds
Assets under management, beginning of period	$36,903	$50,911
Inflows	11,937	17,939
Outflows	(13,614)	(19,713)
Net inflows (outflows)	(1,677)	(1,774)
Market appreciation (depreciation)	3,231	(10,282)
Distributions	(1,265)	(1,952)
Transfers	(160)	—
Total increase (decrease)	129	(14,008)
Assets under management, end of period	$37,032	$36,903	0.3%
Percentage of total assets under management	44.5%	45.9%
Average assets under management	$36,159	$43,202	(16.3%)

Institutional Accounts
Assets under management, beginning of period	$32,373	$42,727
Inflows	2,985	5,915
Outflows	(3,225)	(6,357)
Net inflows (outflows)	(240)	(442)
Market appreciation (depreciation)	3,626	(8,927)
Distributions	(891)	(985)
Transfers	160	—
Total increase (decrease)	2,655	(10,354)
Assets under management, end of period	$35,028	$32,373	8.2%
Percentage of total assets under management	42.1%	40.3%
Average assets under management	$32,878	$36,383	(9.6%)

Closed-end Funds
Assets under management, beginning of period	$11,149	$12,991
Inflows	17	575
Outflows	(91)	—
Net inflows (outflows)	(74)	575
Market appreciation (depreciation)	617	(1,722)
Distributions	(616)	(695)
Total increase (decrease)	(73)	(1,842)
Assets under management, end of period	$11,076	$11,149	(0.7%)
Percentage of total assets under management	13.3%	13.9%
Average assets under management	$10,854	$12,039	(9.8%)

Total
Assets under management, beginning of period	$80,425	$106,629
Inflows	14,939	24,429
Outflows	(16,930)	(26,070)
Net inflows (outflows)	(1,991)	(1,641)
Market appreciation (depreciation)	7,474	(20,931)
Distributions	(2,772)	(3,632)
Total increase (decrease)	2,711	(26,204)
Assets under management, end of period	$83,136	$80,425	3.4%
Average assets under management	$79,891	$91,624	(12.8%)

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management - Institutional Accounts
By Account Type
(in millions)
	Three Months Ended			% Change From
	December 31, 2023	September 30, 2023	December 31, 2022	September 30, 2023	December 31, 2022
Advisory
Assets under management, beginning of period	$17,904	$18,824	$17,974
Inflows	401	502	517
Outflows	(431)	(312)	(909)
Net inflows (outflows)	(30)	190	(392)
Market appreciation (depreciation)	2,390	(1,110)	1,049
Total increase (decrease)	2,360	(920)	657
Assets under management, end of period	$20,264	$17,904	$18,631	13.2%	8.8%
Percentage of institutional assets under management	57.9%	57.4%	57.6%
Average assets under management	$18,515	$18,958	$18,557	(2.3%)	(0.2%)

Japan Subadvisory
Assets under management, beginning of period	$8,090	$8,960	$7,915
Inflows	41	114	327
Outflows	(210)	(116)	(46)
Net inflows (outflows)	(169)	(2)	281
Market appreciation (depreciation)	1,290	(680)	417
Distributions	(185)	(188)	(237)
Total increase (decrease)	936	(870)	461
Assets under management, end of period	$9,026	$8,090	$8,376	11.6%	7.8%
Percentage of institutional assets under management	25.8%	25.9%	25.9%
Average assets under management	$8,334	$8,810	$8,197	(5.4%)	1.7%

Subadvisory Excluding Japan
Assets under management, beginning of period	$5,222	$5,491	$4,978
Inflows	233	309	378
Outflows	(461)	(186)	(351)
Net inflows (outflows)	(228)	123	27
Market appreciation (depreciation)	744	(392)	361
Total increase (decrease)	516	(269)	388
Assets under management, end of period	$5,738	$5,222	$5,366	9.9%	6.9%
Percentage of institutional assets under management	16.4%	16.7%	16.6%
Average assets under management	$5,253	$5,536	$5,278	(5.1%)	(0.5%)

Total Institutional Accounts
Assets under management, beginning of period	$31,216	$33,275	$30,867
Inflows	675	925	1,222
Outflows	(1,102)	(614)	(1,306)
Net inflows (outflows)	(427)	311	(84)
Market appreciation (depreciation)	4,424	(2,182)	1,827
Distributions	(185)	(188)	(237)
Total increase (decrease)	3,812	(2,059)	1,506
Assets under management, end of period	$35,028	$31,216	$32,373	12.2%	8.2%
Average assets under management	$32,102	$33,304	$32,032	(3.6%)	0.2%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management - Institutional Accounts
By Account Type
(in millions)
	Years Ended
	December 31, 2023	December 31, 2022	% Change
Advisory
Assets under management, beginning of period	$18,631	$24,599
Inflows	1,407	3,672
Outflows	(1,860)	(4,734)
Net inflows (outflows)	(453)	(1,062)
Market appreciation (depreciation)	1,926	(4,906)
Transfers	160	—
Total increase (decrease)	1,633	(5,968)
Assets under management, end of period	$20,264	$18,631	8.8%
Percentage of institutional assets under management	57.9%	57.6%
Average assets under management	$18,798	$21,233	(11.5%)

Japan Subadvisory
Assets under management, beginning of period	$8,376	$11,329
Inflows	823	988
Outflows	(474)	(436)
Net inflows (outflows)	349	552
Market appreciation (depreciation)	1,192	(2,520)
Distributions	(891)	(985)
Total increase (decrease)	650	(2,953)
Assets under management, end of period	$9,026	$8,376	7.8%
Percentage of institutional assets under management	25.8%	25.9%
Average assets under management	$8,633	$9,302	(7.2%)

Subadvisory Excluding Japan
Assets under management, beginning of period	$5,366	$6,799
Inflows	755	1,255
Outflows	(891)	(1,187)
Net inflows (outflows)	(136)	68
Market appreciation (depreciation)	508	(1,501)
Total increase (decrease)	372	(1,433)
Assets under management, end of period	$5,738	$5,366	6.9%
Percentage of institutional assets under management	16.4%	16.6%
Average assets under management	$5,447	$5,848	(6.9%)

Total Institutional Accounts
Assets under management, beginning of period	$32,373	$42,727
Inflows	2,985	5,915
Outflows	(3,225)	(6,357)
Net inflows (outflows)	(240)	(442)
Market appreciation (depreciation)	3,626	(8,927)
Distributions	(891)	(985)
Transfers	160	—
Total increase (decrease)	2,655	(10,354)
Assets under management, end of period	$35,028	$32,373	8.2%
Average assets under management	$32,878	$36,383	(9.6%)

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Strategy
(in millions)
	Three Months Ended			% Change From
	December 31, 2023	September 30, 2023	December 31, 2022	September 30, 2023	December 31, 2022
U.S. Real Estate
Assets under management, beginning of period	$33,719	$36,948	$34,696
Inflows	1,937	1,493	2,554
Outflows	(2,110)	(1,312)	(2,618)
Net inflows (outflows)	(173)	181	(64)
Market appreciation (depreciation)	5,434	(3,056)	1,366
Distributions	(427)	(359)	(883)
Transfers	(3)	5	(7)
Total increase (decrease)	4,831	(3,229)	412
Assets under management, end of period	$38,550	$33,719	$35,108	14.3%	9.8%
Percentage of total assets under management	46.4%	44.9%	43.7%
Average assets under management	$35,072	$36,494	$35,326	(3.9%)	(0.7%)

Preferred Securities
Assets under management, beginning of period	$17,561	$18,009	$20,519
Inflows	1,291	1,011	1,485
Outflows	(1,631)	(1,327)	(2,358)
Net inflows (outflows)	(340)	(316)	(873)
Market appreciation (depreciation)	1,117	56	333
Distributions	(177)	(183)	(219)
Transfers	3	(5)	7
Total increase (decrease)	603	(448)	(752)
Assets under management, end of period	$18,164	$17,561	$19,767	3.4%	(8.1%)
Percentage of total assets under management	21.8%	23.4%	24.6%
Average assets under management	$17,492	$18,027	$20,083	(3.0%)	(12.9%)

Global/International Real Estate
Assets under management, beginning of period	$14,103	$14,838	$13,871
Inflows	357	531	904
Outflows	(741)	(359)	(949)
Net inflows (outflows)	(384)	172	(45)
Market appreciation (depreciation)	2,107	(899)	995
Distributions	(37)	(8)	(39)
Total increase (decrease)	1,686	(735)	911
Assets under management, end of period	$15,789	$14,103	$14,782	12.0%	6.8%
Percentage of total assets under management	19.0%	18.8%	18.4%
Average assets under management	$14,381	$15,022	$14,454	(4.3%)	(0.5%)

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Strategy - continued
(in millions)
	Three Months Ended			% Change From
	December 31, 2023	September 30, 2023	December 31, 2022	September 30, 2023	December 31, 2022
Global Listed Infrastructure
Assets under management, beginning of period	$7,582	$8,379	$8,030
Inflows	178	95	247
Outflows	(176)	(175)	(309)
Net inflows (outflows)	2	(80)	(62)
Market appreciation (depreciation)	828	(671)	696
Distributions	(56)	(46)	(68)
Total increase (decrease)	774	(797)	566
Assets under management, end of period	$8,356	$7,582	$8,596	10.2%	(2.8%)
Percentage of total assets under management	10.1%	10.1%	10.7%
Average assets under management	$7,851	$8,157	$8,469	(3.8%)	(7.3%)

Other
Assets under management, beginning of period	$2,193	$2,239	$2,082
Inflows	182	210	215
Outflows	(222)	(214)	(253)
Net inflows (outflows)	(40)	(4)	(38)
Market appreciation (depreciation)	144	(34)	155
Distributions	(20)	(8)	(27)
Total increase (decrease)	84	(46)	90
Assets under management, end of period	$2,277	$2,193	$2,172	3.8%	4.8%
Percentage of total assets under management	2.7%	2.9%	2.7%
Average assets under management	$2,192	$2,266	$2,179	(3.3%)	0.6%

Total
Assets under management, beginning of period	$75,158	$80,413	$79,198
Inflows	3,945	3,340	5,405
Outflows	(4,880)	(3,387)	(6,487)
Net inflows (outflows)	(935)	(47)	(1,082)
Market appreciation (depreciation)	9,630	(4,604)	3,545
Distributions	(717)	(604)	(1,236)
Total increase (decrease)	7,978	(5,255)	1,227
Assets under management, end of period	$83,136	$75,158	$80,425	10.6%	3.4%
Average assets under management	$76,988	$79,966	$80,511	(3.7%)	(4.4%)

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Strategy
(in millions)
	Years Ended
	December 31, 2023	December 31, 2022	% Change
U.S. Real Estate
Assets under management, beginning of period	$35,108	$49,915
Inflows	7,077	10,572
Outflows	(6,521)	(10,869)
Net inflows (outflows)	556	(297)
Market appreciation (depreciation)	4,495	(12,097)
Distributions	(1,679)	(2,406)
Transfers	70	(7)
Total increase (decrease)	3,442	(14,807)
Assets under management, end of period	$38,550	$35,108	9.8%
Percentage of total assets under management	46.4%	43.7%
Average assets under management	$36,034	$41,627	(13.4%)

Preferred Securities
Assets under management, beginning of period	$19,767	$26,987
Inflows	4,997	7,059
Outflows	(6,890)	(10,212)
Net inflows (outflows)	(1,893)	(3,153)
Market appreciation (depreciation)	1,029	(3,240)
Distributions	(739)	(834)
Transfers	—	7
Total increase (decrease)	(1,603)	(7,220)
Assets under management, end of period	$18,164	$19,767	(8.1%)
Percentage of total assets under management	21.8%	24.6%
Average assets under management	$18,439	$22,638	(18.5%)

Global/International Real Estate
Assets under management, beginning of period	$14,782	$19,380
Inflows	1,529	3,848
Outflows	(1,975)	(3,289)
Net inflows (outflows)	(446)	559
Market appreciation (depreciation)	1,616	(5,039)
Distributions	(93)	(118)
Transfers	(70)	—
Total increase (decrease)	1,007	(4,598)
Assets under management, end of period	$15,789	$14,782	6.8%
Percentage of total assets under management	19.0%	18.4%
Average assets under management	$14,899	$16,692	(10.7%)

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Strategy - continued
(in millions)
	Years Ended
	December 31, 2023	December 31, 2022	% Change
Global Listed Infrastructure
Assets under management, beginning of period	$8,596	$8,763
Inflows	487	1,566
Outflows	(725)	(1,112)
Net inflows (outflows)	(238)	454
Market appreciation (depreciation)	204	(405)
Distributions	(206)	(216)
Total increase (decrease)	(240)	(167)
Assets under management, end of period	$8,356	$8,596	(2.8%)
Percentage of total assets under management	10.1%	10.7%
Average assets under management	$8,291	$8,700	(4.7%)

Other
Assets under management, beginning of period	$2,172	$1,584
Inflows	849	1,384
Outflows	(819)	(588)
Net inflows (outflows)	30	796
Market appreciation (depreciation)	130	(150)
Distributions	(55)	(58)
Total increase (decrease)	105	588
Assets under management, end of period	$2,277	$2,172	4.8%
Percentage of total assets under management	2.7%	2.7%
Average assets under management	$2,228	$1,967	13.3%

Total
Assets under management, beginning of period	$80,425	$106,629
Inflows	14,939	24,429
Outflows	(16,930)	(26,070)
Net inflows (outflows)	(1,991)	(1,641)
Market appreciation (depreciation)	7,474	(20,931)
Distributions	(2,772)	(3,632)
Total increase (decrease)	2,711	(26,204)
Assets under management, end of period	$83,136	$80,425	3.4%
Average assets under management	$79,891	$91,624	(12.8%)

Reconciliations of U.S. GAAP to As Adjusted Financial Results
Management believes that use of the following as adjusted (non-GAAP) financial results provides greater transparency into the company’s operating performance. In addition, these as adjusted financial results are used to prepare the company's internal management reports which are used in evaluating its business.
While management believes that these as adjusted financial results are useful in evaluating operating performance, this information should be considered as supplemental in nature and not as a substitute for the related financial information prepared in accordance with U.S. GAAP.
Effective January 1, 2023, the company revised its methodology for as adjusted results to include interest and dividends from seed investments. Prior period amounts have not been recast to conform with the current period results as the impact was not significant.

Reconciliation of U.S. GAAP to As Adjusted Financial Results Net Income Attributable to Common Stockholders and Diluted Earnings per Share
	Three Months Ended				Years Ended
(in thousands, except per share data)	December 31, 2023		September 30, 2023	December 31, 2022	December 31, 2023	December 31, 2022
Net income attributable to common stockholders, U.S. GAAP	$29,817		$32,140	$32,498	$129,049	$171,042
Seed investments—net (1)	(1,651)		2,900	(539)	2,252	4,317
Accelerated vesting of restricted stock units	638		327	2,909	1,318	10,260
Lease transition and other costs - 280 Park Avenue (2)	2,459		2,321	776	9,721	776
Closed-end fund offering costs (3)	—		—	—	—	15,239
Foreign currency exchange (gains) losses—net (4)	1,921		(1,713)	3,944	2,371	(4,741)
Tax adjustments—net (5)	219		(1,203)	(858)	(4,200)	(14,642)
Net income attributable to common stockholders, as adjusted	$33,403		$34,772	$38,730	$140,511	$182,251

Diluted weighted average shares outstanding	49,725		49,617	49,328	49,553	49,297
Diluted earnings per share, U.S. GAAP	$0.60		$0.65	$0.66	$2.60	$3.47
Seed investments—net (1)	(0.03)		0.06	(0.01)	0.05	0.09
Accelerated vesting of restricted stock units	0.01		0.01	0.06	0.03	0.21
Lease transition and other costs - 280 Park Avenue (2)	0.05		0.05	0.02	0.20	0.02
Closed-end fund offering costs (3)	—		—	—	—	0.31
Foreign currency exchange (gains) losses—net (4)	0.04		(0.04)	0.08	0.05	(0.10)
Tax adjustments—net (5)	—	*	(0.03)	(0.02)	(0.09)	(0.30)
Diluted earnings per share, as adjusted	$0.67		$0.70	$0.79	$2.84	$3.70
_________________________
* Amounts round to less than $0.01 per share.
(1)Represents adjustment to remove the impact of consolidated investment vehicles and other seed investments from the company's financial results. In accordance with the company’s revised methodology, interest and dividends from seed investments were not included in the adjustment for the three months ended December 31, 2023 and September 30, 2023 and the year ended December 31, 2023.
(2)Represents adjustment to remove the impact of lease and other expenses related to the company's prior headquarters, for which the lease expires in January 2024. From a GAAP perspective, the company is recognizing lease expense on both its prior and current headquarters as a result of overlapping lease terms.
(3)Represents costs associated with the initial public offering of Cohen & Steers Real Estate Opportunities and Income Fund (RLTY). Costs are summarized in the following table:

(in thousands)	Three Months Ended				Years Ended
	December 31, 2023		September 30, 2023	December 31, 2022	December 31, 2023	December 31, 2022
Employee compensation and benefits	$—		$—	$—	$—	$357
Distribution and service fees	—		—	—	—	14,224
General and administrative	—		—	—	—	658
Closed-end fund offering costs	$—		$—	$—	$—	$15,239
(4)Represents net foreign currency exchange (gains) losses associated with U.S. dollar-denominated assets held by certain foreign subsidiaries. (5)Tax adjustments are summarized in the following table:
(in thousands)	Three Months Ended				Years Ended
	December 31, 2023		September 30, 2023	December 31, 2022	December 31, 2023	December 31, 2022
Exclusion of tax effects associated with items noted above	$158		$(1,211)	$443	$(3,085)	$(3,522)
Exclusion of discrete tax items	61		8	(1,301)	(1,115)	(11,120)
Total tax adjustments	$219		$(1,203)	$(858)	$(4,200)	$(14,642)

Reconciliation of U.S. GAAP to As Adjusted Financial Results Revenue, Expenses, Operating Income and Operating Margin

(in thousands, except percentages)	Three Months Ended			Years Ended
	December 31, 2023	September 30, 2023	December 31, 2022	December 31, 2023	December 31, 2022
Revenue, U.S. GAAP	$119,188	$123,737	$125,335	$489,637	$566,906
Seed investments (1)	(142)	(186)	160	(466)	790
Revenue, as adjusted	$119,046	$123,551	$125,495	$489,171	$567,696

Expenses, U.S. GAAP	$81,322	$82,866	$78,563	$325,160	$350,968
Seed investments (1)	(528)	(532)	(240)	(2,021)	(838)
Accelerated vesting of restricted stock units	(638)	(327)	(2,909)	(1,318)	(10,260)
Lease transition and other costs - 280 Park Avenue (2)	(2,459)	(2,321)	(776)	(9,721)	(776)
Closed-end fund offering costs (3)	—	—	—	—	(15,239)
Expenses, as adjusted	$77,697	$79,686	$74,638	$312,100	$323,855

Operating income, U.S. GAAP	$37,866	$40,871	$46,772	$164,477	$215,938
Seed investments (1)	386	346	400	1,555	1,628
Accelerated vesting of restricted stock units	638	327	2,909	1,318	10,260
Lease transition and other costs - 280 Park Avenue (2)	2,459	2,321	776	9,721	776
Closed-end fund offering costs (3)	—	—	—	—	15,239
Operating income, as adjusted	$41,349	$43,865	$50,857	$177,071	$243,841

Operating margin, U.S. GAAP	31.8%	33.0%	37.3%	33.6%	38.1%
Operating margin, as adjusted	34.7%	35.5%	40.5%	36.2%	43.0%
__________________________

(1)Represents adjustment to remove the impact of consolidated investment vehicles from the company's financial results.
(2)Represents adjustment to remove the impact of lease and other expenses related to the company's prior headquarters, for which the lease expires in January 2024. From a GAAP perspective, the company is recognizing lease expense on both its prior and current headquarters as a result of overlapping lease terms.
(3)Represents costs associated with the initial public offering of RLTY. Costs are summarized in the following table:

(in thousands)	Three Months Ended			Years Ended
	December 31, 2023	September 30, 2023	December 31, 2022	December 31, 2023	December 31, 2022
Employee compensation and benefits	$—	$—	$—	$—	$357
Distribution and service fees	—	—	—	—	14,224
General and administrative	—	—	—	—	658
Closed-end fund offering costs	$—	$—	$—	$—	$15,239

Reconciliation of U.S. GAAP to As Adjusted Financial Results Non-operating Income (Loss)

(in thousands)	Three Months Ended			Years Ended
	December 31, 2023	September 30, 2023	December 31, 2022	December 31, 2023	December 31, 2022
Non-operating income (loss), U.S. GAAP	$16,651	$(5,159)	$2,825	$15,774	$(19,041)
Seed investments—net (1)	(14,857)	9,525	(5,323)	(6,863)	24,245
Foreign currency exchange (gain) loss—net (2)	1,921	(1,713)	3,944	2,371	(4,741)
Non-operating income (loss), as adjusted	$3,715	$2,653	$1,446	$11,282	$463
_________________________

(1)Represents adjustment to remove the impact of consolidated investment vehicles and other seed investments from the company's financial results. In accordance with the company’s revised methodology, interest and dividends from seed investments were not included in the adjustment for the three months ended December 31, 2023 and September 30, 2023 and the year ended December 31, 2023.
(2)Represents net foreign currency exchange (gains) losses associated with U.S. dollar-denominated assets held by certain foreign subsidiaries.